Exhibit 10.4
AMENDMENT TO EXECUTIVE CHANGE OF CONTROL AGREEMENT
This AMENDMENT TO EXECUTIVE CHANGE OF CONTROL AGREEMENT, effective June 21, 2019 is by and between CIRCOR International, Inc., a Massachusetts corporation (the “Company”) and Tony Najjar (the “Executive”).
WHEREAS, the Company and the Executive entered into an executive change in control agreement made as of March 21, 2018 (the “Agreement”);
WHEREAS, the Agreement generally provided for double trigger vesting for equity awards;
WHEREAS, the Company has granted equity awards to the Executive after the date of the Agreement;
WHEREAS, the parties desire to clarify that the provisions of this Agreement apply to all equity awards granted on or after March 5, 2018.
NOW, THEREFORE, the Company and the Executive, each intending to be legally bound hereby, do mutually covenant and agree as follows:
1.    Paragraph 3(c) is hereby amended by adding the following immediately after the second sentence thereof:

“For the avoidance of doubt, the vesting of all Equity Awards granted on or after March 5, 2018 shall be subject to this Paragraph 3(c), nothing in the award agreements for such Equity Awards shall be construed to preempt or otherwise override it, and references to “Participant” refer to the Executive.”

2.    The Agreement otherwise remains in full force and effect as to all other provisions under said Agreement.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CIRCOR INTERNATIONAL, INC.

By: _______________________________
Name: Andrew Farnsworth
Title: CHRO

EXECUTIVE

By: _______________________________
Name: Tony Najjar

DM_US 160476124-2.092607.0020